Exhibit 10.58

                         OUTSOURCE INTERNATIONAL, INC.
                         -----------------------------

                                FOURTH AMENDMENT
                                       TO
                  THIRD AMENDED AND RESTATED CREDIT AGREEMENT

         This Fourth Amendment (this "Fourth Amendment"), dated as of December 29, 1999, among (a) OUTSOURCE INTERNATIONAL, INC. (the "Borrower"), (b) CAPITAL STAFFING FUND, INC.; (c) OUTSOURCE FRANCHISING, INC.; (d) SYNADYNE I, INC.; (e) SYNADYNE II, INC.; (f) SYNADYNE III, INC.; (g) SYNADYNE IV, INC.; (h) SYNADYNE V, INC.; (i) EMPLOYEES INSURANCE SERVICES, INC.; (j) OUTSOURCE INTERNATIONAL OF AMERICA, INC.; (k) MASS STAFF, INC.; (l) STAFF ALL, INC.; (m) OUTSOURCE OF NEVADA, INC.; (n) EMPLOYMENT CONSULTANTS, INC.; (o) X-TRA HELP, INC.; (p) CO-STAFF, INC.; (q) GUARDIAN EMPLOYER EAST, LLC; (r) GUARDIAN EMPLOYER WEST, LLC; (s) each of the banks party to the Credit Agreement hereinafter referred to (collectively, the "Banks") and (t) BANKBOSTON, N.A., as agent for the Banks (the "Agent"), pursuant to that certain Third Amended and Restated Credit Agreement (as amended, the "Credit Agreement"), dated as of July 27, 1998, among the Borrower, the Banks and the Agent. Capitalized terms used herein and which are not otherwise defined shall have the respective meanings ascribed thereto in the Credit Agreement.

         WHEREAS, (i) the Borrower and (ii) each Subsidiary of the Borrower party to a Subsidiary Guarantee and whose name appears on the signature page hereof (a "Guarantor") have requested that the Banks and the Agent agree to amend the terms of the Credit Agreement in certain respects; and

         WHEREAS, the Banks and the Agent are willing to amend the terms of the Credit Agreement in such respects, upon the terms and subject to the conditions contained herein; and

         NOW, THEREFORE, in consideration of the mutual agreements contained in the Credit Agreement herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         ss.1. Amendment to Definitions. Section 1.1 of the Credit Agreement is hereby amended by deleting the words "December 31, 1999" appearing in the definition of "Termination Date", and substituting in lieu thereof the words "January 31, 2000".

         ss.2. Consent to Asset Sale. Each of the Banks hereby consents to the sale by the Borrower of the real property and improvements located at 1144 East Newport Center Drive, Deerfield Beach, FL (the "Proposed Sale"), and the Agent hereby confirms its agreement for the Proposed Sale to be free and clear of the Agent's mortgage and security interest therein; provided, that (i) the Proposed Sale is consummated on or prior to December 31, 1999, on substantially the terms contained in the Sale and Purchase


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Agreement for Commercial Improved Land (the "S&P Agreement"), dated December 3,
1999, as amended by an Addendum (the "Addendum") dated December 9, 1999, by and between the Borrower and Beni Immobili LLC ("BI"), (ii) the proceeds of the Proposed Sale are paid in cash on the closing date, and such cash proceeds, net of the amount paid to the holder of the first mortgage on the subject property, the brokerage commission paid by the Borrower, the cost of state documentary recording stamps and other closing costs acceptable to the Agent, in each case as a result of the Proposed Sale (the "Net Cash Proceeds"), are paid to the Agent with (a) if the BI L/C (as defined below) is issued, a portion, as described below, to be held by the Agent as cash collateral for the Obligations and (b) the remainder for immediate application to the Obligations and automatically permanently reducing the Maximum Commitment by an equal amount simultaneously with such application to the Obligations and (iii) the Borrower delivers to the Agent the original letter of credit which it receives pursuant to Section 2 of the Addendum and takes such other steps related thereto as reasonably requested by the Agent. The Agent shall, pursuant to the Credit Agreement, notwithstanding the lack of commitment to issue new Letters of Credit contained in the Credit Agreement or the restriction on the term thereof, at the request of the Borrower and as permitted under ss.14 of the S&P Agreement, issue a Letter of Credit to BI (as amended and in effect from time to time, including any replacement thereof, the "BI L/C") with an expiration date not later than October 1, 2002 in a form and amount approved by the Agent and to secure the Borrower's continuing obligations to the purchaser under the S&P Agreement. So long as the BI L/C remains outstanding, a portion of the Net Cash Proceeds equal to 110% of the total amount which may be drawn under the BI L/C shall be deposited in a cash collateral account to be held by the Agent to secure the Obligations pursuant to a cash collateral agreement in a form satisfactory to the Agent. As the Agent determines that the maximum drawing amount of the BI L/C has been reduced, any amount held in such cash collateral account in excess of 110% of the maximum drawing amount of the BI L/C may be applied by the Agent to the Obligations and shall automatically permanently reduce the Maximum Commitment by an equal amount simultaneously with such application to the Obligations. Upon any draw being made under the BI L/C or termination of the BI L/C, any amount remaining in such cash collateral account shall be applied first to any unpaid reimbursement obligations with respect to the BI L/C, and then to the other Obligations.

         ss.3. Confirmation of Obligations. The Borrower hereby confirms that the obligations of the Borrower arising under each of the Loan Documents to which it is a party, including Indebtedness consisting of Revolving Credit Loans, Swingline Loans and L/C Obligations, are included in the Obligations, are not subject to any claims or defenses whatsoever, and constitute valid and binding obligations of the Borrower enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law). Each Guarantor hereby confirms that the obligations of such Guarantor arising under each of the Loan Documents to which it is a party are included in the Obligations, are not subject to any claims or defenses whatsoever, and constitute valid and binding obligations of such Guarantor enforceable against such Guarantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

         ss.4. Release. The Borrower and each Guarantor, on the Borrower's and each Guarantors own behalf and on behalf of the Borrower's and each Guarantors successors and assigns, hereby waive, release and discharge the Agent and each Bank and all of the affiliates of the Agent and each Bank, and all of the directors, officers, employees, attorneys and agents of the Agent, each Bank and such affiliates, from any and all claims, demands, actions or causes of action (known and unknown) arising out of or in any way relating to the Loan Documents and any documents, agreements, dealings or other matters connected with the Credit Agreement, in each case to the extent arising (x) on or prior to the date hereof or (y) out of, or relating to, actions, dealings or matters occurring on or prior to the date hereof. The waivers, releases, and discharges in this
Section 4 shall be effective regardless of whether the conditions to this Third Amendment are satisfied and regardless of any other event that may occur or not occur after the date hereof.

         ss.5. Covenants. The Borrower and each Guarantor hereby agrees that:

         (a) the Borrower and each Guarantor shall permit the Banks, the Agent and their advisors to have full and complete access to all information that Raymond James develops or obtains with respect to the valuation and disposition of Synadyne and the Borrower and each Guarantor shall authorize Raymond James to deliver such information to the Banks, the Agent and their advisors, and discuss the same with them;

         (b) the Borrower and each Guarantor shall permit the Banks, the Agent and their advisors to engage the services of consultants in connection with the valuation and review of the Borrower's business, and shall permit the Agent and/or its counsel to continue to retain Nightingale & Associates, LLC ("Nightingale"). Such consultants shall, among other things, make visits to, and discuss financial and operational matters with, the Borrower and its Subsidiaries and advise the Agent and the Banks as to the business, operations and financial condition of the Borrower and its Subsidiaries. Such consultants shall not be limited in the frequency of visits to the facilities of the Borrower and its Subsidiaries. The Borrower shall, and shall cause each of its Subsidiaries to, cooperate with such consultants and provide such consultants with all information reasonably requested by such consultant in connection with its engagement by the Agent and/or its counsel. The Borrower shall pay all fees and expenses of such consultants;

         (c) in the event that the Borrower is successful in its efforts to locate a buyer for Synadyne, the Borrower shall deliver to the Banks, on or before the Borrower's entering into any agreement to effect such sale, (i) revised cash flow projections, prepared by CrossRoads Capital Partners, LLC, for the period prior to and following



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completion of such sale to the Termination Date and (ii) a copy of the proposed purchase and sale agreement; and

         (d) the Borrower shall deliver to the Agent, within 3 days after the end of each calendar week, a report in the form agreed upon by Nightingale and the Agent, and prepared in a manner consistent with each prior acceptable report, setting forth the Borrower's actual cash flow as at the end of such week versus the cash flow forecast as at the end of such week as reported in the Cash Budget.

         ss.6. Representations and Warranties. The Borrower and each of the Guarantors represent and warrant to the Banks and the Agents as follows: (

         a) Representations and Warranties in Credit Agreement. The representations and warranties of the Borrower and each of the Guarantors contained in the Credit Agreement, as amended hereby, (a) were true and correct in all material respects when made, and (b) except (i) as a result of changes in the ordinary course of business permitted under the Credit Agreement and (ii) to the extent such representations and warranties by their terms are made solely as of a prior date, continue to be true and correct in all material respects on the date hereof.

         (b) Authority, Etc. The execution and delivery by the Borrower and each of the Guarantors of this Third Amendment and the performance by the Borrower and each of the Guarantors of all of their agreements and obligations under this Third Amendment and the Credit Agreement as amended hereby (i) are within the corporate authority of the Borrower and each of the Guarantors, (ii) have been duly authorized by all necessary corporate or other proceedings or actions, as the case may be, by the Borrower and each of the Guarantors, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which the Borrower or any of the Guarantors is subject or any judgment, order, writ, injunction, license or permit applicable to the Borrower or any of the Guarantors, and (iv) do not conflict with any provision of the corporate charter, by-laws or partnership agreement of, or any agreement or other instrument binding upon, the Borrower or any of the Guarantors.

         (c) Enforceability of Obligations. This Third Amendment, and the Credit Agreement as amended hereby, and the other Loan Documents constitute the legal, valid and binding obligations of the Borrower and each of the Guarantors enforceable against each such Person in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law). After giving effect to this Fourth Amendment, no Default or Event of Default exists under the Credit Agreement.

         ss.7. Conditions to Effectiveness. This Fourth Amendment shall be effective as of the date hereof (the "Effective Date") upon the satisfaction of the following conditions precedent:

         (a) receipt by the Agent of an original counterpart signature to this Fourth Amendment, duly executed and delivered by the Borrower, each of the Guarantors, each of the Banks and the Agent;

         (b) receipt by the Agent of evidence satisfactory to the Agent that the Outsource Funding Credit Agreement date has been extended until January 31, 2000 from its current December 31, 1999 maturity date;

         (c) receipt by the Agent of appropriate corporate authority documentation for the Borrower and each of the Guarantors, including copies (to the extent not already furnished to the Agent) for each such Person's organizational documents, bylaws and resolutions authorizing the transactions contemplated by this Fourth Amendment;

         (d) payment by the Borrower of the legal, appraisal, consultant and out-of-pocket fees and expenses of the Agent, in each case, to the extent that invoices for the same have been presented to the Borrower;

         (e) payment by the Borrower of all fees and expenses of Nightingale and any other consultant retained by the Agent and/or the Banks in connection with consulting services, to the extent that invoices for the same have been presented to the Borrower (in addition to any amount previously paid as a retainer); and

         (f) receipt by the Agent of an amendment fee of $35,000 paid by the Borrower for the pro rata account of each Bank based on such Bank's Commitment Percentage.

         ss.8. Miscellaneous Provisions. (a) Except as otherwise expressly provided by this Third Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Third Amendment and the Credit Agreement shall be read and construed as one instrument.

         (b) THIS FOURTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED ACCORDING TO, THE LAWS OF THE STATE OF CONNECTICUT (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW).

         (c) This Fourth Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Fourth Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

         (d) Headings or captions used in this Fourth Amendment are for convenience of reference only and shall not define or limit the provisions hereof.

         (e) The Borrower hereby agrees to pay to the Agent, on demand by the Agent, all reasonable out-of-pocket costs and expenses incurred or sustained by the Agent in connection with the preparation of this Fourth Amendment (including without limitation, recording and filing fees, notarization fees, stamp taxes, any other tax imposed by reason of the execution and delivery of the Loan Documents, the reasonable fees and expenses of counsel to the Agent and the reasonable fees and expenses of the Agent's commercial finance examiners and commercial auditors).

         IN WITNESS WHEREOF, each of the undersigned has duly executed this Fourth Amendment as of the date first set forth above.


                                   OUTSOURCE INTERNATIONAL, INC.
                                   By: /s/ Paul M. Burrell
                                   ---------------------------------------
                                   Name: Paul M. Burrell
                                   Title: President & CEO

                                   CAPITAL STAFFING FUND, INC.
                                   By: /s/ Paul M. Burrell
                                   ---------------------------------------
                                   Name: Paul M. Burrell
                                   Title: President

                                   OUTSOURCE FRANCHISING, INC.
                                   By: /s/ Paul M. Burrell
                                   ---------------------------------------
                                   Name: Paul M. Burrell
                                   Title: President

                                   SYNADYNE I, INC.
                                   By: /s/ Paul M. Burrell
                                   ---------------------------------------
                                   Name: Paul M. Burrell
                                   Title: Vice President

                                   SYNADYNE II, INC.
                                   By: /s/ Paul M. Burrell
                                   ---------------------------------------
                                   Name: Paul M. Burrell
                                   Title: Vice President

                                   SYNADYNE III, INC.
                                   By: /s/ Paul M. Burrell
                                   ---------------------------------------
                                   Name: Paul M. Burrell
                                   Title: Vice President

                                  SYNADYNE IV, INC.
                                  By: /s/ Paul M. Burrell
                                  ---------------------------------------
                                  Name: Paul M. Burrell
                                  Title: Vice President

                                  SYNADYNE V, INC.
                                  By: /s/ Paul M. Burrell
                                  ---------------------------------------
                                  Name: Paul M. Burrell
                                  Title: Vice President

                                  EMPLOYEES INSURANCE SERVICES, INC.
                                  By: /s/ Paul M. Burrell
                                  ---------------------------------------
                                  Name: Paul M. Burrell
                                  Title: President

                                  OUTSOURCE INTERNATIONAL OF AMERICA, INC.
                                  By: /s/ Paul M. Burrell
                                  ---------------------------------------
                                  Name: Paul M. Burrell
                                  Title: President

                                  MASS STAFF, INC.
                                  By: /s/ Paul M. Burrell
                                  ---------------------------------------
                                  Name: Paul M. Burrell
                                  Title: President

                                  STAFF ALL, INC.
                                  By: /s/ Paul M. Burrell
                                  ---------------------------------------
                                  Name: Paul M. Burrell
                                  Title: President

                                  OUTSOURCE OF NEVADA, INC.
                                  By: /s/ Paul M. Burrell
                                  ---------------------------------------
                                  Name: Paul M. Burrell
                                  Title: President

                                  EMPLOYMENT CONSULTANTS, INC.
                                  By: /s/ Paul M. Burrell
                                  ---------------------------------------
                                  Name: Paul M. Burrell
                                  Title: President

                                  X-TRA HELP, INC.
                                  By: /s/ Paul M. Burrell
                                  ---------------------------------------
                                  Name: Paul M. Burrell
                                  Title: President

                                  CO-STAFF, INC.
                                  By: /s/ Paul M. Burrell
                                  ---------------------------------------
                                  Name: Paul M. Burrell
                                  Title: President

                                  GUARDIAN EMPLOYER EAST, LLC
                                  By: /s/ Paul M. Burrell
                                  ---------------------------------------
                                  Name: Paul M. Burrell
                                  Title: Manager

                                  GUARDIAN EMPLOYER WEST, LLC
                                  By: /s/ Paul M. Burrell
                                  ---------------------------------------
                                  Name: Paul M. Burrell
                                  Title: Manager

                                  BANKBOSTON, N.A., individually and as Agent
                                  By: /s/ C. Christopher Smith
                                  --------------------------------------
                                  Name: C. Christopher Smith
                                  Title: Vice President

                                  COMERICA BANK
                                  By: /s/ Martin G. Ellis
                                  --------------------------------------
                                  Name: Martin G. Ellis
                                  Title: Vice President

                                  LASALLE BANK NATIONAL ASSOCIATION
                                  By: /s/ John J. McGuire
                                  ---------------------------------------
                                  Name: John J. McGuire
                                  Title: First Vice President

                                  SUNTRUST BANK, SOUTH FLORIDA,
                                  NATIONAL ASSOCIATION
                                  By: /s/ Byron P. Kurtgis
                                  --------------------------------------
                                  Name: Byron P. Kurtgis
                                  Title: Director

                                  FLEET NATIONAL BANK
                                  By: /s/ C. Christopher Smith
                                  ---------------------------------------
                                  Name: C. Christopher Smith
                                  Title: Banking Officer